MFS(R) Variable Insurance Trust

                           MFS(R) Research Bond Series

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below. Further information regarding the fund's portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio managers are primarily responsible for the day-to-day management of the fund.

Portfolio Manager            Primary Role                Since        Title and Five Year History
Michael W. Roberge           Portfolio Manager,          2000         Executive Vice President of MFS;  employed in the
                             Oversight of Research                    investment management area of MFS since 1996.
                             Bond Analysts

Robert D. Persons            Portfolio Manager,          December     Vice   President   of   MFS;   employed   in  the
                             Oversight of Research       2006         investment management area of MFS since 2000.
                             Bond Analysts

Jeffrey S. Wakelin           Portfolio Manager,          December     Vice   President   of   MFS;   employed   in  the
                             Oversight of Research       2006         investment  management  area of MFS  since  2002;
                             Bond Analysts                            Director  Corporate  Analyst of  Standish  Mellon
                                                                      Asset Management prior to 2002.

                The date of this Supplement is December 27, 2006.